Exhibit 10.4

CONSENT AND THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY
This CONSENT AND THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY, dated as of September 25, 2018 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2018, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”) (as in effect prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) and (b) the Cash Diversion and Commitment Fee Guaranty (as in effect prior to the date hereof, the “Guaranty” and as amended by this Amendment, the “Amended Guaranty”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and the Required Lenders wish to provide, consent to the acquisition by the Borrower of (i) Sunrun Solar Owner Holdco VIII, LLC, a Delaware limited liability company and a Tax Equity Holdco, (ii) Sunrun Solar Owner Holdco XI, LLC, a California limited liability company and a Tax Equity Holdco, (iii) Sunrun Solar Owner Holdco XII, LLC, a Delaware limited liability company and a Tax Equity Holdco, (iv) Sunrun Solar Owner Holdco XVII, LLC, a Delaware limited liability company and a Tax Equity Holdco, and (v) Sunrun Solar Owner Holdco XVIII, LLC, a Delaware limited liability company and a Tax Equity Holdco (such acquisitions, collectively, the “Tax Equity Holdco Acquisitions”); and
WHEREAS, the Borrower and the Sponsor also wish to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article IV below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:

1.    Amendments to Section 1.01.
(a)    The definition of “Collections” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(other than Owner XI and Tenant XI, but only until the “Investor Member” under the applicable Tax Equity Documents first becomes an Affiliate of the Borrower)” immediately following the text “any Inverted Lease Opco” in clause (ii) thereof.
(b)    The definition of “Major Decision” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, Owner XI or Tenant XI” after the text “Partnership Flip Opco” in each instance where it appears.
(c)    The definition of “Tax Equity Guaranty” in Section 1.01 of the Credit Agreement is hereby amended by replacing the period at the end thereof with the text “or any “Investor Member” in Tenant XI.”
(d)    The following defined term in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Inverted Lease Opco Membership Interests” shall mean with respect to any Inverted Lease Opco (other than Owner XI and Tenant XI, but only until the “Investor Member” under the applicable Tax Equity Documents first becomes an Affiliate of the Borrower), the outstanding limited liability company interests issued by any such Inverted Lease Opco (including all Economic Interests and Voting Rights) and (b) with respect to Owner XI and Tenant XI (but only until the “Investor Member” under the applicable Tax Equity Documents first becomes an Affiliate of the Borrower), the outstanding managing member interests (including all such Economic Interests and Voting Rights applicable to the managing member) issued by any such Inverted Lease Opco.”
(e)    The following defined term in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Tax Equity Class A Member” shall mean (a) with respect to any Partnership Flip Opco, a member of such Partnership Flip Opco other than a Tax Equity Holdco and (b) with respect to Tenant XI, the “Investor Member” as defined in the Tax Equity Limited Liability Company Agreement of Tenant XI.
(f)    The following are hereby added as new defined terms to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
““Owner XI” shall mean Sunrun Solar Owner XI, LLC, a California limited liability company.”

““Tenant XI” shall mean Sunrun Solar Tenant XI, LLC, a California limited liability company.”
““Holdco XI” shall mean Sunrun Solar Owner Holdco XI, LLC, a California limited liability company.”
2.    Amendment to Section 2.05(b)(i)(B). Section 2.05(b)(i)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(B)    other than with respect to the “Owner VIII Fund” (as identified on Schedule 5.03(e)), if the Partnership Flip Fund proposed is an IRR Partnership Flip Fund, an audit of the financial model for such IRR Partnership Flip Fund by the Model Auditor; and”
3.    Amendment to Section 3.01(c). Section 3.01(c) of the Credit Agreement is hereby amended by inserting the text “(other than Owner XI and Tenant XI, but only until the “Investor Member” under the applicable Tax Equity Documents first becomes an Affiliate of the Borrower)” immediately following the text “and the Inverted Lease Opcos”.
4.    Amendment to Section 5.03(d). The second sentence of Section 5.03(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Except for (i) the call rights of the Tax Equity Holdcos under the Tax Equity Documents, with respect to the membership interests of the Tax Equity Class A Members in the Tax Equity Opcos and (ii) the withdrawal right set forth in Section 9.05 of the Tax Equity Limited Liability Company Agreement of Tenant XI, there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the membership interests in a Tax Equity Opco.”
5.    New Section 5.27. Article V of the Credit Agreement is hereby amended by inserting the following as a new Section 5.27:
“The “Flip Point” (as defined in the Tax Equity Limited Liability Company Agreement of Sunrun Solar Owner VIII, LLC) shall occur no later than October 31, 2018.”
6.    Amendment to Section 6.01(a)(i). Section 6.01(a)(i) of the Credit Agreement is hereby amended by inserting the text “except that the Financial Statements of Owner XI and Tenant XI shall be provided as consolidated into Holdco XI” immediately following the text ““Other Financial Information””.
7.    Amendment to Section 6.01(a)(ii). Section 6.01(a)(ii) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:
“The Financial Statements of Owner XI and Tenant XI shall be consolidated into Holdco XI.”

8.    New Section 7.24. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.24:
“The Borrower shall (a) cause all Projects owned by Owner XI that are subject to Prepaid Customer Agreements to be transferred to the Sponsor or an Affiliate of the Sponsor that is not a direct or indirect subsidiary of the Borrower by no later than the date falling 30 days after the first Payment Date occurring after the call option set forth in the Limited Liability Company Agreement or Owner XI becomes exercisable and (b) have caused to be prepaid prior to the date of such transfer any Loans required to be prepaid as a result of any such Project becoming subject to a Prepaid Customer Agreement pursuant to Section 4.03(b) or 4.03(f), as applicable.”
II.    Amendment to the Cash Diversion and Commitment Fee Guaranty. Subject to the satisfaction of the conditions set forth in Article IV below, the definition of “Cash Diversion” in Section 1.01 of the Guaranty is hereby amended by (i) deleting “and” at the end of clause (y), (ii) deleting the period at the end of clause (z) and replacing it with “;” and (iii) inserting the following as new clauses (aa), (bb), (cc), (dd) and (ee):
“(aa) solely in respect of the Tax Equity Limited Liability Company Agreements of Sunrun Solar Owner XII, LLC and Sunrun Solar Owner XVII, LLC, payments to Customers (or credits against payments due from Customers) in respect of any “performance guarantee” or similar warranty in respect of any Customer Agreement;
(bb) with respect to any of the funds designated as the “Owner VIII Fund”, the “Owner XVIII Fund”, the “Owner XII Fund” and the “Owner XVII Fund” by the Borrower on Schedule 5.03(e) of the Credit Agreement, any liability for U.S. federal income taxes (and associated interest and penalties) assessed against or imposed on any such applicable Partnership Flip Opco as a result of the application of the Budget Act or any subsequent law or guidance, but only if the applicable LLC Agreement does not contain an Acceptable Audit Election Provision;
(cc) any claims for indemnification by or in respect of the “Master Tenant Member” under the Tax Equity Limited Liability Company Agreement of Sunrun Solar Owner XI, LLC or the “Investor Member” under the Tax Equity Limited Liability Company Agreement of Sunrun Solar Owner XI, LLC;
(dd) any credit or similar setoff to any Customer that requires the Tax Equity Holdco to make a capital contribution to Owner XI or Tenant XI; and
(ee) any Taxes relating to or attributable to income of any Person other than Sunrun Solar Owner XVII, LLC that are imposed on or collected from Sunrun Solar Owner Holdco XVII, LLC under Treasury Regulations section 1.1502-6 (or any analogous provision of state, local or non-US law).”

III.    Limited Consent. At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article IV below, the Administrative Agent and each of the undersigned Lenders hereby consents and agrees to the Tax Equity Holdco Acquisitions, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Sections 2.05(b)(iii) and 2.05(c)(iii) of the Amended Credit Agreement (the “Consent”). The Consent granted pursuant to this Article III is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
IV.    Conditions Precedent to Effectiveness. The amendments contained in Articles I and II and the Consent contained in Article III shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.    the Administrative Agent shall have received copies of this Amendment executed by the Borrower, the Sponsor and the Required Lenders, and acknowledged by the Administrative Agent;
2.    the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent);
3.    the Borrower shall have designated on Schedule 5.03(e) of the Credit Agreement (a) Sunrun Solar Tenant XI, LLC as an “Inverted Lease Tenant” and (b) both Sunrun Solar Owner XI, LLC and Sunrun Solar Tenant XI, LLC as “Inverted Lease Opcos”; and
4.    the Administrative Agent shall have received copies of a consent to collateral assignment in respect of Sunrun Solar Owner XI, LLC and Sunrun Solar Tenant XI, LLC in substantially the form attached hereto as Exhibit A (the “Fund XI Consent”), executed by each of the parties named therein and which shall be deemed a “Collateral Document” for all purposes under the Loan Documents.
V.    Representations and Warranties. Each of the Borrower and, as applicable, the Sponsor represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:
1.    Power and Authority; Authorization. Each of the Borrower and the Sponsor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement and the Sponsor has all requisite power and authority to perform its obligations under the Amended Guaranty. Each of the Borrower and the Sponsor has duly authorized, executed and delivered this Amendment.
2.    Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’

rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing. Each of this Amendment and the Amended Guaranty is a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.
3.    Credit Agreement and Guaranty Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement (with respect to the Borrower) and the Guaranty (with respect to the Sponsor) is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.
4.    Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
VI.    Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and each of the Borrower and the Sponsor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to (i) the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and (ii) the Guaranty in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Guaranty.
VII.    Miscellaneous.
1.    Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.
2.    Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.    Governing Law, etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.
4.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.    Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.    Execution of Documents.
(a)    The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment; and
(b)    The undersigned Lenders and the Administrative Agent hereby authorize and instruct the Collateral Agent to execute and deliver the Fund XI Consent.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
SUNRUN HERA PORTFOLIO 2015-A, LLC,
as Borrower
By: Sunrun Hera Portfolio 2015-B, LLC
Its: Sole Member
By: Sunrun Hera Holdco 2015, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By:     /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

SUNRUN INC.,
as Guarantor

By:     /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Administrative Agent

By:      /s/ Andrew Nosworthy
Name: Andrew Nosworthy
Title: Authorised Signatory

By:      /s/ Andrew Neill
Name: Andrew Neill
Title: Authorised Signatory

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Issuing Bank

By:      /s/ Andrew Nosworthy
Name: Andrew Nosworthy
Title: Authorised Signatory

By:      /s/ Andrew Neill
Name: Andrew Neill
Title: Authorised Signatory

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Lender

By:      /s/ Andrew Nosworthy
Name: Andrew Nosworthy
Title: Authorised Signatory

By:      /s/ Andrew Neill
Name: Andrew Neill
Title: Authorised Signatory

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:     /s/ Lisa A. Ryder
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

SUNTRUST BANK,
as Lender

By:      /s/ Nina Johnson
Name: Nina Johnson
Title: Director

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

SILICON VALLEY BANK,
as Lender

By:     /s/ Tai Pimputkar
Name: Chaitali (“Tai”) Pimputkar
Title: Vice President II

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

By:     /s/ Nicole Byrns
Name: Nicole Byrns
Title: Director

By:     /s/ Vilas Kuchinad
Name: Vilas Kuchinad
Title: Director

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

SUNRUN GAIA PORTFOLIO 2016-A, LLC,
as Lender
By: Sunrun Gaia Holdco 2016, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By:      /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

MIGDAL MAKEFET PENSION AND PROVIDENT FUNDS LTD.,
as Lender

By:      /s/ Asaf Shoham and Ruth Levy
Name: Asaf Shoham and Ruth Levy
Title: CIO and Head of Credit

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

MIGDAL INSURANCE COMPANY LTD,
as Lender

By:      /s/ Asaf Shoham and Ruth Levy
Name: Asaf Shoham and Ruth Levy
Title: CIO and Head of Credit

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

ABN AMRO CAPITAL USA LLC,
as Lender

By:      /s/ Remco Jongkind
Name: Remco Jongkind
Title: Managing Director

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

BANKUNITED, N.A.,
as Lender

By:      /s/ Justin Albright
Name: Justin Albright
Title: Senior Vice President

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

EAST WEST BANK,
as Lender

By:      /s/ Christopher Simeone
Name: Christopher Simeone
Title: First Vice President

[Signature Page to Consent and Third Amendment (2nd A&R AF Credit Agreement)]

ANNEX I

Exhibit A

Form of Fund XI Consent
MULTI-PARTY AGREEMENT

This MULTI-PARTY AGREEMENT (“Agreement”) is entered into as of September 25, 2018, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent for the secured parties in respect of the TLA Credit Agreement and TLA Collateral Agency Agreement (each as defined below) (in such capacity, and together with its successors and permitted assigns, the “TLA Collateral Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent for the secured parties in respect of the TLB Credit Agreement and TLB Collateral Agency Agreement (each as defined below) (in such capacity, and together with its successors and permitted assigns, the “TLB Collateral Agent” and, together with the TLA Collateral Agent, each a Collateral Agent), SUNRUN HERA PORTFOLIO 2015-A, LLC, a limited liability company organized under the laws of the State of Delaware (the “TLA Borrower”), SUNRUN HERA PORTFOLIO 2015-B, LLC, a limited liability company organized under the laws of the State of Delaware (the “TLB Borrower”), SUNRUN SOLAR OWNER HOLDCO XI, LLC, a California limited liability company (“Holdco XI”), SUNRUN SOLAR OWNER XI, LLC, a California limited liability company (“Owner XI”), SUNRUN SOLAR TENANT XI, LLC, a California limited liability company (“Tenant XI” and, together with Owner XI, each a “Company”) and [INVESTOR], a Delaware limited liability company (“Investor”).
RECITALS
WHEREAS, Holdco XI and Tenant XI have entered into that certain Operating Agreement, dated as of June 13, 2013, with respect to Owner XI, as amended by that certain First Amendment to Operating Agreement, dated as of November 20, 2013 but effective as of September 30, 2013, as amended by that certain Second Amendment to Operating Agreement, dated as of April 1, 2014, as amended by that certain Third Amendment to Operating Agreement, dated as of August 29, 2014, as amended by that certain Fourth Amendment to Operating Agreement, dated as of April 28, 2015, and as amended by that certain Fifth Amendment to Operating Agreement, dated as of November 30, 2016 (as may be further amended, restated, supplemented or otherwise modified from time-to-time, the “Owner XI Operating Agreement”);
WHEREAS, Holdco XI and Investor have entered into that certain Operating Agreement, dated as of June 13, 2013, with respect to Tenant XI, as amended by that certain First Amendment to Operating Agreement, dated as of November 20, 2013 but effective as of September 30, 2013, as amended by that certain Second Amendment to Operating Agreement, dated as of April 1, 2014, as amended by that certain Third Amendment to Operating Agreement, dated as of August 29, 2014, as amended by that certain Fourth Amendment to Operating Agreement, dated as of December 29, 2014, as amended by that certain Fifth Amendment to Operating Agreement, dated as of April 28, 2015, and as amended by that certain Sixth Amendment to Operating Agreement, dated as of November 30, 2016 (as may be further amended, restated, supplemented or otherwise modified from time-to-time, the “Tenant XI Operating Agreement” and, together with the Owner XI Operating Agreement, each an “Operating Agreement”);
WHEREAS, as of the date hereof, (a) Sunrun Hera Holdco 2015, LLC is the owner of 100% of the membership interests in TLB Borrower (the “TLB Borrower Membership Interests”), (b) TLB Borrower is the owner of 100% of the membership interests in TLA Borrower (the “TLA Borrower Membership Interests”), (c) TLA Borrower is the owner of 100% of the membership interests in Holdco XI (the “Holdco XI Interests”), (d) Holdco XI is (i) the owner of a variable percentage of the membership interests in Owner XI, currently equal to a 50.01% percentage interest (the “Holdco XI Owner Interests”), (ii) the managing member of Owner XI, (iii) the owner of a variable percentage of the membership interests in Tenant XI, currently equal to a 0.01% percentage interest (the “Holdco XI Tenant Interests” and, together with the Holdco XI Owner Interests, the “Managing Member Membership Interests”) and (iv) the managing member of Tenant XI, (e) Tenant XI is the owner of a variable percentage of the membership interests in Owner XI, currently equal to a 49.99% interest and (f) Investor is the owner of a variable percentage of the membership interests in Tenant XI, currently equal to a 99.99% interest;
WHEREAS, the TLA Borrower has entered or is about to enter into financing arrangements with certain lenders from time to time party thereto (hereinafter, the “TLA Lenders”), INVESTEC BANK, PLC, as administrative agent for the TLA Lenders (in such capacity, and together with its successors and permitted assigns, the “TLA Administrative Agent”) and certain other secured parties under, among other documents, (i) that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2018 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “TLA Credit Agreement”) amongst the TLA Borrower, the TLA Lenders, the TLA Administrative Agent and the issuing bank party thereto from time to time and (ii) that certain Collateral Agency and Intercreditor Agreement, dated as of January 15, 2016 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “TLA Collateral Agency Agreement”) amongst the TLA Borrower, the TLA Collateral Agent, Deutsche Bank Trust Company Americas, as collateral agent and each other secured party thereto from time to time (each secured party including the TLA Lenders, a “TLA Secured Party”), pursuant to which TLA Lenders may from time to time make loans and advances and together with the other TLA Secured Parties shall provide other financial accommodations to the TLA Borrower, secured by security interests (collectively, the “TLA Security Interests”) granted in favor of the TLA Collateral Agent over, among other things, all right, title and interest in (i) the TLA Borrower Membership Interests granted by TLB Borrower, (ii) the Holdco XI Membership Interests granted by TLA Borrower and (iii) the Managing Member Membership Interests granted by Holdco XI, including, in each case and without limitation, the rights to payment of distributions on account thereof;
WHEREAS, the TLB Borrower has entered or is about to enter into financing arrangements with certain lenders from time to time party thereto (hereinafter, the “TLB Lenders” and, together with the TLA Lenders, the “Lenders”), INVESTEC BANK, PLC, as administrative agent for the TLB Lenders (in such capacity, and together with its successors and permitted assigns, the “TLB Administrative Agent” and, together with the TLA Credit Agreement, each an “Administrative Agent”) and certain other secured parties under, among other documents, (i) that certain Amended and Restated Credit Agreement, dated as of March 27, 2018 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “TLB Credit

Agreement” and, together with the TLA Credit Agreement, each a “Credit Agreement”) amongst the TLB Borrower, the TLB Lenders and the TLB Administrative Agent and (ii) that certain Collateral Agency and Intercreditor Agreement, dated as of January 15, 2016 (as the same has been and may be amended, restated, supplemented or otherwise modified from time to time, the “TLB Collateral Agency Agreement”) amongst the TLB Borrower, the TLB Collateral Agent, Deutsche Bank Trust Company Americas, as collateral agent and each other secured party thereto from time to time (each secured party including the TLB Lenders, a “TLB Secured Party”, and collectively with each TLA Secured Party, each a “Secured Party”), pursuant to which TLB Lenders may from time to time make loans and advances and together with the other TLB Secured Parties shall provide other financial accommodations to the TLB Borrower, secured by security interests (collectively, the “TLB Security Interests”) granted in favor of the TLB Collateral Agent over, among other things, the TLB Borrower Membership Interests granted by Sunrun Hera Holdco 2014, LLC, including without limitation the rights to payment of distributions on account thereof;
WHEREAS, in order to induce each Collateral Agent the Lenders and the other Secured Parties to extend to Borrower financing arrangements pursuant to the Credit Agreements, each Collateral Agent requires that TLA Borrower, TLB Borrower, Holdco XI, Owner XI, Tenant XI and Investor enter into this Agreement, for the benefit of each Collateral Agent, Administrative Agent and the Secured Parties.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, TLA Borrower, TLB Borrower, Holdco XI, Owner XI, Tenant XI, Investor and each Collateral Agent agree as follows:
1.Acknowledgement of Pledged Equity

(a)TLB Borrower represents and warrants that the TLB Borrower Membership Interests in Term Loan B Borrower and all proceeds thereof are pledged to the TLB Collateral Agent pursuant to the TLB Security Interests, and each are subject to the security interest and lien of the TLB Collateral Agent, for the benefit of the TLB Secured Parties, as security for all existing and hereafter arising obligations, liabilities and indebtedness arising under the TLB Credit Agreement and any other related Loan Documents as defined therein.

(b)TLA Borrower and Holdco XI represent and warrant that the TLA Borrower Membership Interests, the Holdco XI Interests, the Holdco XI Owner Interests and the Holdco XI Tenant Interests (collectively, the “TLA Pledged Interests”), and all proceeds thereof are pledged to the TLA Collateral Agent pursuant to the TLA Security Interests, and each are subject to the security interest and lien of the TLA Collateral Agent, for the benefit of the TLA Secured Parties, as security for all existing and hereafter arising obligations, liabilities and indebtedness arising under the TLA Credit Agreement and any other related Loan Documents as defined therein.

(c)Investor, Owner XI and Tenant XI acknowledge receipt of this notice and hereby consent to:

(i)    the grant of the TLA Security Interests over (A) the TLA Pledged Interests and (B) all proceeds of the foregoing. Investor, Owner XI and Tenant XI acknowledge and agree that, after an Event of Default (as defined in the TLA Credit Agreement), the TLA Collateral Agent may elect (in its sole discretion) to exercise certain remedies with respect to such TLA Pledged Interests, including, but not limited to, the foreclosure of the TLA Collateral Agent’s security interests and liens thereon and the retention or disposition of such TLA Pledged Interests; provided, that, a foreclosure on the (x) TLA Borrower Membership Interests shall be subject to the conditions set forth in clauses (B), (F) and (G) below and (y) Managing Member Membership Interests of Owner XI or Tenant XI (or both) shall be subject to the satisfaction of each of the following conditions: (A) the subsequent owner (including the TLA Collateral Agent or its nominee or designee) shall (1) agree to be bound by all of the terms and provisions of the applicable Operating Agreement(s) and deliver to Investor a customary assumption agreement with respect to obligations under the applicable Operating Agreement, and (2) confirm that the applicable representations and warranties set forth in Article IV of each Operating Agreement are true and correct with respect to it, (B) during the Recapture Period (as defined in the applicable Operating Agreement), the entity consummating the foreclosure is not a tax-exempt entity within the meaning of Section 168(h) of the Code (as defined in the applicable Operating Agreement), (C) such foreclosure will not cause Owner XI or Tenant XI to be classified as an entity other than a partnership (or cause Owner XI or Tenant XI to be treated as a publicly traded partnership taxable as a corporation) for purposes of the Code (as defined in the applicable Operating Agreement), (D) any consents, approvals or permits from a governmental authority required in connection with such transfer shall have been obtained, (E) such foreclosure does not violate any provision of Applicable Law (as defined in the applicable Operating Agreement) in any material respect, (F) the subsequent owner is not engaged in any pending action, suit or proceeding against Investor, it being understood that the foreclosure on the TLA Pledged Interests, shall not, in itself, be deemed to be any such action, suit or proceeding and (G) the entity consummating the foreclosure is not described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control and satisfies the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (including the “know your customer” and similar regulations thereunder). Any subsequent disposition of TLA Pledged Interests by the TLA Collateral Agent, its nominees or designees shall be subject to Investor’s consent, unless such disposition is to a person who is a Qualified Replacement Manager.

(ii)    the grant of the TLB Security Interests over (A) the TLB Borrower Membership Interests and (B) all proceeds of the foregoing. Investor, Owner XI and Tenant XI acknowledge and agree that, after an “Event of Default” (as defined in the TLB Credit Agreement) the TLB Collateral Agent may elect (in its sole discretion) to exercise certain remedies with respect to the TLB Borrower Membership Interests, including, but not limited to, the foreclosure of the TLB Collateral Agent’s security interests and liens thereon and the retention or disposition of such TLB Borrower Membership Interests; provided, that, a foreclosure on the TLB Borrower Membership Interests shall be subject to the satisfaction of the following conditions: (A) during the Recapture Period (as defined in the applicable Operating Agreement), the entity consummating the foreclosure is not a tax-exempt entity within the meaning of Section 168(h) of the Code (as defined in the applicable Operating Agreement), (B) the subsequent owner is not engaged in any pending action, suit or proceeding against Investor, it being understood that the foreclosure on the TLB Borrower Membership Interests shall not, in itself, be deemed to be any such action, suit or proceeding, and (C) the entity consummating the foreclosure is not described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control and satisfies the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (including the “know your customer” and similar regulations thereunder). Any subsequent disposition of TLB Borrower Membership Interests by the TLB Collateral Agent, its nominees or designees shall be subject to Investor’s consent, unless such disposition is to a person who is a Qualified Replacement Manager.

2.Assignment. This Agreement shall be binding upon Borrower, Holdco XI, Owner XI, Tenant XI and Investor and their respective successors and assigns and inure to the benefit of the Administrative Agent and Investor and their respective successors and assigns. This Agreement cannot be changed, modified or terminated without the express written consent of all of the parties hereto. Each Collateral Agent may, at any time, in its sole discretion, assign all of its right, title and interest in and to this Agreement to its successors and assigns and any such assignees shall be bound by this Agreement.

3.Notices. All demands, notices and communications hereunder, except as otherwise provided herein, shall be in writing and shall be deemed to have been duly given on the date received if personally delivered at or mailed by certified or registered mail, postage prepaid, sent by a nationally recognized overnight courier service such as Federal Express to:

(a)	in the case of Borrower, Holdco XI, Owner XI or Tenant XI:
c/o Sunrun Inc.
595 Market St., 29th Floor
San Francisco, CA 94105
Facsimile: 415.727.3500
Attn: General Counsel

(b)	with copy to, in the case of Owner XI or Tenant XI:
Sunrun Solar Owner Holdco XI, LLC
c/o Sunrun Inc.
595 Market St., 29th Floor
San Francisco, CA 94105
Facsimile: 415.727.3500
Attn: General Counsel

(c)	in the case of the Administrative Agent
Investec Bank PLC,
as Administrative Agent
2 Gresham Street
Attn: Shelagh Kirkland

(d)	in the case of Investor:
[to be inserted]
Any party wishing to change the person designated to receive notices or the address for notices may do so by complying with the provisions of this Section 4. Any notice given before such a change is not invalidated by the change
4.Governing Law. This Agreement is to be governed by the laws of the State of New York, excluding its conflict of laws provisions (other than Sections 5-1401 of the New York General Obligations Law).
5.Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf), or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
6.Additional Definitions. The following terms shall have the following meanings when used herein:
“Relevant Experience” shall mean at least three (3) years of experience (either directly or through such Person’s direct or indirect parent) as (i) the owner or manager or (ii) the operator or manager of, not less than one hundred (100) MWs of solar generation facilities in the United States.
“Qualified Replacement Manager” means a Person (i) that has, or has contracted with a person who has, the Relevant Experience and (ii) who is not a Disqualified Person (as defined in the applicable Operating Agreements).

[Remainder of page intentionally blank; signature pages follow.]

TLA BORROWER:
SUNRUN HERA PORTFOLIO 2015-A, LLC,
a Delaware limited liability company
By: Sunrun Hera Portfolio 2015-B, LLC
Its:    Sole Member

By: Sunrun Hera Holdco 2015, LLC
Its:    Sole Member

By: Sunrun Inc.
Its:    Sole Member

By:_________________________
Name: Robert Komin Jr.
Title: Chief Financial Officer

TLB BORROWER:
SUNRUN HERA PORTFOLIO 2015-B, LLC,
a Delaware limited liability company

By: Sunrun Hera Holdco 2015, LLC
Its:    Sole Member

By: Sunrun Inc.
Its:    Sole Member

By:_________________________
Name: Robert Komin Jr.
Title: Chief Financial Officer

HOLDCO XI:
SUNRUN SOLAR OWNER HOLDCO XI, LLC,
a California limited liability company
By: Sunrun Hera Portfolio 2015-A, LLC
Its:    Sole Member
By: Sunrun Hera Portfolio 2015-B, LLC
Its:    Sole Member
By: Sunrun Hera Holdco 2015, LLC
Its:    Sole Member
By: Sunrun Inc.
Its:    Sole Member

By:_________________________
Name: Robert Komin Jr.
Title: Chief Financial Officer

OWNER XI:

SUNRUN SOLAR OWNER XI, LLC,
a California limited liability company

By: Sunrun Solar Owner Holdco XI, LLC,
Its: Managing Member

By: Sunrun Hera Portfolio 2015-A, LLC
Its:    Sole Member

By: Sunrun Hera Portfolio 2015-B, LLC
Its:    Sole Member

By: Sunrun Hera Holdco 2015, LLC
Its:    Sole Member

By: Sunrun Inc.
Its:    Sole Member

By:_________________________
Name: Robert Komin Jr.
Title: Chief Financial Officer

TENANT XI:

SUNRUN SOLAR TENANT XI, LLC,
a California limited liability company

By: Sunrun Solar Owner Holdco XI, LLC,
Its: Managing Member

By: Sunrun Hera Portfolio 2015-A, LLC
Its:    Sole Member

By: Sunrun Hera Portfolio 2015-B, LLC
Its:    Sole Member

By: Sunrun Hera Holdco 2015, LLC
Its:    Sole Member

By: Sunrun Inc.
Its:    Sole Member

By:_________________________
Name: Robert Komin Jr.
Title: Chief Financial Officer

INVESTOR:

[INVESTOR],
a Delaware limited liability company

By:_________________________
Name:
Title:

TLA COLLATERAL AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as TLA Collateral Agent

By:_________________________
Name:
Title:

TLB COLLATERAL AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as TLB Collateral Agent

By:_________________________
Name:
Title: